[PHOTO]

VANGUARD/
WELLESLEY
INCOME FUND

Annual Report
December 31, 1996

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation,of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson (who is also shown, accepting a surrender, in a detail from a nineteenth-century engraving); and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

[PHOTO]

VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. In that spirit, we have redesigned our Annual Reports to shareholders, which provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their Fund.

THE NEW FUND REPORTS INCLUDE A MESSAGE TO SHAREHOLDERS from Chairman John C. Bogle and President John J. Brennan. This Message continues to provide a candid assessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from--the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.

THE PORTFOLIO PROFILE REPRESENTS AN ADDITION TO OUR FUND REPORTS. In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics--sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.

WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.

                                    CONTENTS

                                  A Message To
                                Our Shareholders

                                       1

                                  The Markets
                                 In Perspective

                                       4

                                  Report From
                                  The Adviser

                                       6

                                   Portfolio
                                    Profile

                                       8

                                  Performance
                                    Summary

                                       12

                                   Financial
                                   Statements

                                       13

                                   Report Of
                                  Independent
                                  Accountants

                                       23

                                 Directors And
                                    Officers

                               INSIDE BACK COVER

[PHOTO]
John C. Bogle

[PHOTO]
John J. Brennan



FELLOW SHAREHOLDER,


In a year of clear contrasts in the stock and bond markets, Vanguard/Wellesley Income Fund achieved a total return of +9.4% during 1996. Stocks provided extraordinarily high returns for the second consecutive year, while bonds, which posted big gains in 1995, provided only meager returns.

     The following table compares the Fund's total return (capital change plus reinvested dividends) with those of unmanaged indexes of the two markets in which we invest: for bonds, the Lehman Brothers Long-Term Corporate AA or Better Bond Index; and for stocks, the Standard & Poor's 500 Composite Stock Price Index. The table also presents the return on a hypothetical portfolio constructed from the Indexes and weighted to mirror the Fund's typical balance of 65% bonds and 35% stocks. While its conservative portfolio of course substantially lagged the stock market's advance, Wellesley outpaced this tough standard by a healthy margin of 2.6 percentage points.

-----------------------------------------------------------------
                                                  TOTAL RETURN
                                                   YEAR ENDED
                                                DECEMBER 31, 1996
-----------------------------------------------------------------
Vanguard/Wellesley Income Fund                      + 9.4%
-----------------------------------------------------------------
Lehman Long-Term Corporate
  AA or Better Bond Index                           + 1.4%
-----------------------------------------------------------------
S&P 500 Index                                       +23.0%
-----------------------------------------------------------------
Composite Bond/Stock Index*                         + 6.8%
-----------------------------------------------------------------

*65% Lehman Long-Term Corporate AA or Better Bond Index, 26% S&P/BARRA Value Index, and 9% S&P Utility Index.

     The Fund's return is based on an increase in net asset value from $20.44 per share on December 31, 1995, to $20.51 per share on December 31, 1996, with the latter figure adjusted for dividends of $1.16 per share paid from net investment income and distributions totaling $0.60 per share paid from net realized capital gains. Wellesley's dividend yield on December 31, 1996, was 5.8%.

1996 PERFORMANCE OVERVIEW

Interest rates fluctuated substantially during 1996, rising early in the year along with estimates of the economy's strength, then declining in the autumn as estimates of economic growth abated--and with them, inflation anxieties. However, interest rates closed the year with an upward spike in December. The yield on the benchmark 30-year U.S. Treasury bond finished the year at 6.6%--up six-tenths of a percentage point from 6.0% at the end of 1995--driving the price of the long bond down by nearly -8%. For the full year, the Lehman Brothers Aggregate Bond Index, a benchmark for the entire U.S. bond market (long and short maturities alike), provided a return of +3.6%.

     In contrast, the U.S. stock market flourished in 1996, thanks to a nearly ideal environment of moderate economic growth, rising corporate profits, and continued low inflation. The S&P 500 Index provided positive returns in all but two months (July and December) en route to a total return of +23.0% for the year; however, the equity market did not reward all stocks equally. Wall Street's motto seemed to be "bigger is better," as investors favored familiar, large-capitalization stocks over smaller companies. Because of this large-cap bias, the S&P 500 Index led broader measures of the stock market. Indeed, the rest of the market, as measured by the Wilshire 4500 Equity Index, provided a more modest return of +17.2%.

     Compared with such gains, Wellesley's +9.4% return may seem paltry. In reality, given our policy of investing approximately 65% of the Fund's assets in long-term, high-quality bonds and about 35% in dividend-paying common stocks, it was an excellent result. The Fund's bond holdings provided a total return of +1.9%, a bit ahead of the +1.4% return on its (long-term) bond market benchmark. This slight performance edge was due to our somewhat shorter average maturity--17 years versus 25 years for the Lehman Long-Term Corporate AA or Better Bond Index--during a period when rising interest rates caused sharp declines in the prices of long-term bonds.

     Wellesley's stock holdings returned +24.2% in 1996, an outstanding result that was not only better than the S&P 500 Index return but also better than 85% of all equity mutual funds. Our margin over our composite index's stock component (comprising 26% S&P/BARRA Value Index and 9% S&P Utility Index) was due primarily to excellent overall stock selection, especially in the financial sector, by our adviser, Wellington Management Company, LLP. The year's returns were particularly impressive given that we held no stocks in the best-performing sector, technology, and had a heavy stake (averaging one-fourth of our equities) in the worst-performing sector, utilities. Our traditional conservative policy--calling for an equity position targeted at 35% of assets--of course limited the impact of our adviser's fine performance in the strong bull market, even as it will add to our stability when stocks decline.

     Although we performed admirably versus the composite index, we trailed the +11.5% return achieved by the average income-oriented mutual fund. As we said in our Annual Report for 1995--a year in which our gain of more than seven percentage points was above that of the average income fund--our competitors use quite disparate strategies so "it is probably best not to place too much emphasis on the results of any one year." That said, two specific factors contributed to our shortfall versus the group: (1) our investment policy, which happens to result in a lower-than-average commitment to common stocks; and (2) the fact that many of our competitors hold bonds with lower credit quality and somewhat shorter maturities than Wellesley. The relatively strong economy in 1996 made it a good year to hold shorter-term and lower-rated bonds; in the longer run, we believe that our strategy will provide a better combination of risk and return.

     Our investment objective is to produce a high level of current income without undue risk; we accomplished this objective in 1996. Our income dividends totaling $1.16 per share represented an increase of +1.8% from the $1.14 in dividends for 1995. At year-end, Wellesley's dividend yield was 5.8%, a remarkable contrast to the average yield of 1.5% for the average stock mutual fund.

LONG-TERM PERFORMANCE OVERVIEW

In the decade ended December 31, 1996, Wellesley compiled a solid lead over the average income fund. The table on page 3 presents the average annual returns of Wellesley, our average competitor, and our composite index. It also shows the ending values of hypothetical $10,000 investments made in each a decade ago.

     Our positive margin of 1.4 percentage points per year may seem small, but it looms large over ten years. A $10,000 investment in Wellesley would, with dividends and capital gains distributions reinvested, have grown to $28,548, a margin of $3,364 over the $25,184 that would have been achieved by the average competitor. Our advantage amounts to fully one-third of the original stake. Roughly one-half of this advantage was earned through the skill of our investment adviser; the other half through our large cost advantage. Our expenses for administration, fund operations, and investment management totaled only 0.31% of average assets for the year, less than one-third the 1.09% cost of the average income-oriented fund.

     Our benchmark composite index, of course, exists only on paper, and therefore incurs no expenses at all. This more than explains its tiny performance lead of 0.1% per year over Wellesley for the decade.

-----------------------------------------------------------------------------------------
                                                          TOTAL RETURNS
                                                10 YEARS ENDED DECEMBER 31, 1996
                                           ----------------------------------------------
                                           AVERAGE                       FINAL VALUE OF
                                            ANNUAL                         A $10,000
                                             RATE                      INITIAL INVESTMENT
-----------------------------------------------------------------------------------------
Vanguard/Wellesley Income Fund              +11.1%                           $28,548
-----------------------------------------------------------------------------------------
Average Income Fund                         + 9.7%                           $25,184
-----------------------------------------------------------------------------------------
Composite Bond/Stock Index                  +11.2%                           $29,014
-----------------------------------------------------------------------------------------


IN SUMMARY

Since we began operations in 1970--more than a quarter-century ago--Wellesley Income Fund has been dedicated to emphasizing income return and relative capital stability, even at the expense of sacrificing maximum participation in rising stock markets. Our yield remains generous; our limited capital appreciation in the current bull market--a manifestation of our ongoing moderate volatility--is the price paid to reach that conservative goal.

     Most mutual fund investors understand that volatility risk is a measure of how much an investment can fluctuate in value over a given period of time. But many equity fund investors today have experienced mainly "upside volatility." The U.S. stock market has been rising--with only a few brief setbacks--for nearly 15 years. Bond returns also have been unusually high over much of this period.

     Against this backdrop, it seems appropriate to step back and assess the outlook for the financial markets. While no one can accurately predict what will happen over the next decade--or even the next year--it seems unlikely that stocks or bonds will enjoy a repeat of the exceptional returns of this remarkable era. Indeed, there are sure to be some rough seas ahead. Nonetheless, we believe that investors who maintain a balanced investment portfolio--the essence of Wellesley's investment approach--will overcome the volatility of the financial markets and be rewarded. "Stay the course" has proved wise counsel in the past, and we see no reason why it should not continue to be in the future.



/s/ JOHN C. BOGLE                                           /s/ JOHN BRENNAN

Chairman of the Board                                       President

January 22, 1997

THE MARKETS IN PERSPECTIVE: YEAR ENDED DECEMBER 31, 1996

[PHOTO]

U.S. EQUITY MARKETS

The stock market in 1996 could not match its astonishing 37.6% return of the previous year--but it made a good run, with the Standard & Poor's 500 Composite Stock Price Index up by 23.0%. When the two years are considered cumulatively, the S&P 500 Index has risen 69.2%. Not surprisingly, many of the factors that drove the market higher in 1995 were still at work: Once again, steady economic growth, low inflation, and solid earnings growth were powerful motivators.

     The market's gains, however, were far from evenly distributed. Investors strongly favored larger companies, such as those that dominate the S&P 500 Index. In fact, even within the Index, it was the largest companies that prevailed: The 50 biggest (which account for roughly half the Index's market value) gained 26.7% in 1996, compared with an increase of 23.0% for the entire Index. Looking at the S&P 500 Index's performance by sector, technology stocks were strongest, closing the year with a 42.5% gain. Financial stocks were a close second, gaining 35.5%. Utilities, plagued early in the year by higher interest rates and a rapidly changing competitive landscape, eked out a meager 1.8% return, the lowest within the Index.

     With the largest companies performing so well, most smaller issues could not keep pace. This was evidenced in the considerable difference between the 23.0% return of the S&P 500 Index and the 16.5% return of the Russell 2000 Index of small stocks. Even for the smaller companies, there was a significant range of performance among sectors. Energy stocks led the Russell 2000 Index with a 62.0% gain for the year. Here, rising prices, limited exposure to the cyclical refining business, and a reduced number of competitors created a favorable environment for the stocks. At the other end of the spectrum were health-care stocks, which showed a loss of -3.3%.



-----------------------------------------------------------------------------
                                                 AVERAGE ANNUALIZED RETURNS
                                              PERIODS ENDED DECEMBER 31, 1996
                                              -------------------------------
                                                 1 YEAR   3 YEARS    5 YEARS
-----------------------------------------------------------------------------
Equity
      S&P 500 Index                                23.0%     19.7%     15.2%
      Russell 2000 Index                           16.5      13.7      15.6
      MSCI-EAFE Index                               6.4       8.6       8.5
-----------------------------------------------------------------------------
Fixed-Income
      Lehman Aggregate Bond Index                   3.6%      6.0%      7.0%
      Lehman 10-Year Municipal
        Bond Index                                  4.5       5.3       7.5
      Salomon 90-Day U.S. Treasury Bills            5.3       5.1       4.4
-----------------------------------------------------------------------------
Other
      Consumer Price Index                          3.3%      2.8%      2.8%
-----------------------------------------------------------------------------


U.S. FIXED-INCOME MARKETS

At year-end, the yield on the 30-year U.S. Treasury bond was 6.64%, noticeably higher than its 5.95% level on December 31, 1995. The change in rates during 1996 reflects increased concern about the prospects for rising inflation, due to indications of greater than expected strength in the economy.

         When the year began, the general expectation was that modest economic growth and benign inflation would continue, giving the Federal Reserve no reason to boost inter-est rates. That complacency was shattered by an exceptionally strong February jobs report, the first of what turned out to be a succession of signs that in fact the economy was growing at a much faster--and potentially inflation-inducing--pace. The bond market reacted swiftly to meet the perceived risk: The 30-year Treasury bond's yield jumped from just below 6.0% at the end of 1995 to 6.7% in late March. The next several months saw a consistent pattern in which bond yields rose on the Friday of the jobs-report release only to fall back by the middle of the month. Hindsight shows that most of the worry was wasted: Inflation, as measured by the Consumer Price Index, remained near an annualized rate of 3.3%. But increasing signs of growth in late November and December reignited inflation concerns and caused bonds to finish the year on a sour note.

         Despite the numerous setbacks suffered by the bond market in 1996, indexes were able to finish the year with positive total returns. Although the specter of the Federal Reserve Board loomed large during the year, in fact the Board acted only once, lowering the federal funds rate by a total of 0.25% in January.

         Corporate bonds, mortgage-backed issues, and municipals were three relatively bright spots in 1996. The strength in earnings that benefited stock prices extended to the corporate bond sector as well. These bonds, especially those of lower credit quality, performed well relative to Treasuries, supported by general confidence in companies' ability to meet payments. The stable-to-rising interest-rate environment throughout most of the year benefited another large segment of the bond market--mortgage-backed securities--as the threat of refinancings receded. Finally, municipal bonds outpaced their U.S. Treasury counterparts. The sector was shielded to a certain extent from the inflation wars of the Treasury market, as demand outstripped supply for much of the year.

INTERNATIONAL EQUITY MARKETS

Investors who assess international markets by the often-cited EAFE benchmark--the Morgan Stanley Capital International-Europe, Australasia, Far East Index, with its 1996 return of 6.4%--could have overlooked a striking regional disparity between the European and Pacific markets. Europe's markets gained 21.4% during the year, while their Pacific counterparts posted a decline of -8.2%. Clearly, the outlook and environments that characterized the European and Far East markets were quite different.

     The poor returns in the Pacific region largely reflected ongoing concern about the health of the Japanese economy. Growth in Japan has remained modest at best for several years despite government efforts to stimulate the economy through public works programs and tax incentives. In Europe, the picture was dramatically different, with the region benefiting from a variety of factors. Among the most important were (1) ongoing efforts to lower government deficits consistent with the Maastricht Treaty guidelines, (2) improving economic growth, and (3) a greater commitment by corporate executives to increasing "shareholder value."

REPORT FROM THE ADVISER

[PHOTO]

     Vanguard/Wellesley Income Fund outperformed its unmanaged benchmark but underperformed its competitive fund benchmark in 1996. For the year, the Fund returned 9.4% versus 6.8% for the unmanaged benchmark. When stocks are up over 20% and bonds provide only marginally positive returns, as was the case in 1996, asset allocation between stocks and bonds overshadows the performance of each segment relative to its own market.

     Wellesley, by charter, has a heavier weighting in bonds (60%-65%) than in stocks (35%-40%). In general, the Fund's performance is extremely sensitive to the direction of long-term interest rates because of the long average maturity of the bonds we hold and because of our meaningful weighting in high-yielding, interest-rate-sensitive stocks. The rise in interest rates especially hurt the Fund's bond segment this year. Its return was 1.9%, marginally ahead of the 1.4% return on the Lehman Brothers Long-Term Corporate AA or Better Bond Index, against which we measure the performance of our bond holdings. The equity portion of the Fund managed a return of 24.2%, which exceeded the strong return of 23.0% on the Standard & Poor's 500 Composite Stock Price Index. Thus both our bond and stock portfolios outperformed their respective indexes. For more details on the Fund's performance, see the Message To Shareholders, which begins on page 1.

     Wellesley's bond portfolio had an average duration slightly shorter than that of our benchmark index during the year, which helped the Fund's relative performance as rates rose. The shorter a bond portfolio's average duration, the less its principal value will change in response to a change in interest rates. In 1996, when rates rose and bond prices declined, less change was better. The largest contributors to our stock portfolio's margin over the S&P 500 Index during 1996 were our holdings in the financial sector and in real estate investment trusts (REITs). The Fund's REIT investments provided total returns exceeding 20% in the fourth quarter.

     Throughout the year, the Fund maintained its traditional allocation of 60%-65% of assets to longer-term bonds of investment-grade quality and 35%-40% to dividend-paying equities. We kept the stock allocation near the high end of its permitted range. We do not anticipate a change in the Fund's asset allocation strategy.

INVESTMENT PHILOSOPHY

         The Fund reflects a belief that relatively high current income and moderate long-term growth in income and capital can be achieved without undue risk by holding 60% to 65% of assets in fixed-income securities and the balance in income-oriented common stocks. Consistent with this approach, the Fund's bond segment comprises intermediate- and long-term U.S. Treasury and mortgage-backed securities and high-quality corporate bonds; its equity segment is dominated by stocks with above-average dividend yields and strong potential for dividend increases.

THE OUTLOOK FOR THE FIRST HALF OF 1997

The current economic expansion is almost six years old, with few signs of excess. Growth is moderate, inflation remains low, and the interest rate environment is benign. The mix of economic activity continues to be healthy, with capital investment leading the way. Consumer demand, by comparison, is growing at a more modest pace. In 1997, we expect improving foreign demand to boost U.S. exports. This should offset somewhat-slower growth in demand domestically. Overall, we expect the inflation-adjusted output of the economy to increase 2.3% in the year ahead, identical to the estimated gain during 1996. The rate of inflation should be stable, with consumer prices rising around 3% for the year.

     Long-term interest rates should fluctuate within a range of 6.25% to 7%. The stock market is highly valued by historical standards, but still offers opportunities on a stock-by-stock basis. With most segments of the economy fully recovered from the last recession, and the easiest gains from restructuring already reflected in corporate earnings reports, corporate profits should grow at a mid-single-digit rate in 1997. Growth in profits per share could be somewhat greater if corporations continue to repurchase their own stock, instead of raising dividends. A stronger dollar is acting as a drag on the profits of multinational companies, since their sales and earnings from abroad translate into fewer dollars.

STRATEGY IN 1997

Our strategy remains consistent. As noted, the percentages of the Fund's assets in stocks and bonds will vary only marginally. The maturity of the bonds will remain long-term, and we will emphasize those that provide protection against calls, or early redemptions, to protect the income stream. We purchase only investment-grade bonds, and we look for corporate issuers with stable or improving credit fundamentals. Currently, 91% of the bond portfolio carries a credit rating of A or better. The strategy for our stock portfolio is to purchase companies with above-market dividend yields across different industries. We are focusing on companies whose stock prices have been punished severely for disappointing the short-term expectations of investors.

     The majority of Wellesley's stocks are listed on the New York Stock Exchange and have above-average yields. At 3.9%, their average dividend yield is 95% higher than that of the S&P 500 Index, although we avoid stocks with ultra-high dividend yields that may not be sustainable over the longer term.

     Our investment strategy is guided by our ongoing obligation to shareholders to achieve an attractive absolute level of income with high-quality securities. Our long-term goal is to achieve increases in Wellesley's dividends by purchasing stocks of strong companies whose successful business strategies enable them to provide higher dividends generated from rising earnings. Since we wrote to you six months ago, equities in our portfolio have had 24 dividend increases.

SUMMARY

The strong stock market and weak bond market that prevailed in 1996 may make Wellesley Income Fund appear to be a relatively unattractive investment. Actually, we were not displeased with last year's performance, as both segments of the Fund outpaced their respective benchmarks. If stocks cool off and if interest rates are stable, Wellesley should perform relatively well versus more aggressive bond and stock funds. We will continue to focus on maintaining the charter of the Fund and on outperforming the composite benchmark. Increasing income remains an objective in 1997.

Earl E. McEvoy, Senior Vice President
John R. Ryan, Senior Vice President
Wellington Management Company, LLP

January 13, 1997

PORTFOLIO PROFILE: WELLESLEY INCOME FUND
DECEMBER 31, 1996

This Profile provides a snapshot of the Fund's fixed-income and equity characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 10 and 11.

TOTAL FUND CHARACTERISTICS
-----------------------------------------
Turnover Rate                         26%
Expense Ratio                       0.31%
Cash Reserves                        2.4%


PORTFOLIO ALLOCATION
-----------------------------------------
Bonds                                 60%
Cash Reserves                          2%
Stocks                                38%

TOTAL FUND VOLATILITY MEASURES
-----------------------------------------
                       WELLESLEY  S&P 500
-----------------------------------------
R-Squared                   0.62     1.00
Beta                        0.57     1.00

FIXED-INCOME CHARACTERISTICS
-----------------------------------------
Number of Issues                      176
Yield to Maturity*                   7.2%
Average Coupon                       7.5%
Average Maturity               17.2 years
Average Quality                       Aa3
Average Duration                7.9 years

*After expenses.

FIXED-INCOME INVESTMENT FOCUS
-----------------------------------------
[CHART]

DISTRIBUTION BY ISSUER (% OF BONDS)
-----------------------------------------
Industrial                          25.6%
Utilities                           25.6
Banks/Finance                       15.9
Mortgage                            14.2
Treasury/Agency                     12.6
Foreign                              5.6
Other                                0.5
-----------------------------------------
Total                              100.0%

DISTRIBUTION BY CREDIT QUALITY (% OF BONDS)
------------------------------------------
Aaa                                 33.1%
Aa                                  19.6
A                                   38.2
Baa                                  9.1
Ba                                   --
B                                    --
Not Rated                            --
-----------------------------------------
Total                              100.0%

EQUITY CHARACTERISTICS
--------------------------------------------
                        WELLESLEY    S&P 500
--------------------------------------------
Number of Stocks               73        500
Median Market Cap          $12.8B     $24.5B
Price/Earnings Ratio        16.3x      19.6x
Price/Book Ratio             2.4x       3.4x
Yield                        5.8%       2.0%
Return on Equity            14.7%      19.6%
Earnings Growth Rate         5.3%      13.5%
Foreign Holdings             1.4%       3.7%


EQUITY INVESTMENT FOCUS
--------------------------------------------
[CHART]

TEN LARGEST HOLDINGS (% OF COMMON STOCK)
--------------------------------------------
First Union Corp.                       4.5%
Bristol-Myers Squibb Co.                4.1
Keycorp                                 4.1
Amoco Corp.                             3.9
Ford Motor Co.                          3.2
J.C. Penney Co., Inc.                   3.0
Royal Dutch Petroleum Co. ADR           3.0
Kimberly-Clark Corp.                    2.8
BankAmerica Corp.                       2.8
NYNEX Corp.                             2.8
--------------------------------------------
Top Ten                                34.2%
Top Ten as % of Total Net Assets       12.8

SECTOR DIVERSIFICATION (% OF COMMON STOCK)
------------------------------------------------------------------------------------
                                            DECEMBER 31, 1995    DECEMBER 31, 1996
                                            ----------------------------------------
                                                WELLESLEY     WELLESLEY      S&P 500
                                            ----------------------------------------
Basic Materials   . . . . . . . . . . .           10.0%        10.4%            6.2%
Capital Goods & Construction  . . . . .            0.9          1.1             8.4
Consumer Cyclical   . . . . . . . . . .            8.0          8.1            12.1
Consumer Staples  . . . . . . . . . . .            3.5          4.6            12.4
Energy  . . . . . . . . . . . . . . . .           15.9         15.6             9.7
Financial   . . . . . . . . . . . . . .           29.8         28.3            15.0
Health Care   . . . . . . . . . . . . .            3.0          5.8            10.4
Technology  . . . . . . . . . . . . . .            0.0          0.0            12.1
Transport & Services  . . . . . . . . .            0.0          0.0             1.5
Utilities   . . . . . . . . . . . . . .           27.3         23.8             9.9
Miscellaneous   . . . . . . . . . . . .            1.6          2.3             2.3
------------------------------------------------------------------------------------

[PHOTO]

AVERAGE COUPON. The average interest rate, expressed as a percentage of face value, paid on the securities held by a portfolio. Average Duration. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To estimate the price sensitivity of a portfolio, multiply its duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies assign ratings after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa indicating the most creditworthy corporate bond issuers.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the fluctuations in the overall market (or appropriate market index). The market, or index, has a beta of 1.00, so a portfolio with a beta of
1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing investments.

DISTRIBUTION BY CREDIT QUALITY. An indicator of the risk of default or other credit problems on securities held by a portfolio.

DISTRIBUTION BY ISSUER. A breakdown of a portfolio's holdings by type of issuer.

EARNINGS GROWTH RATE. The annual average rate of growth in earnings over the past five years for the stocks now in a portfolio. Equity Investment Focus. This grid indicates the focus of a portfolio's equity holdings in terms of two attributes: market capitalization (large, medium, or small) and relative valuation.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a portfolio's fixed-income holdings in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

FOREIGN HOLDINGS. The percentage of a portfolio's investments represented by stocks or American Depository Receipts of companies based outside of the United States.

MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of the stocks in a portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PORTFOLIO ALLOCATION. This chart shows the distribution, by type of asset, of a portfolio's holdings.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies represented in the portfolio.

SECTOR DIVERSIFICATION. The percentage of a portfolio's common stocks invested in each of the major industry classifications that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of a portfolio's stock holdings in its ten largest stocks (the average for stock mutual funds is about 25%). As this percentage rises, a portfolio's returns are likely to be more volatile, since its return is more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to realize and distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.

PERFORMANCE SUMMARY: WELLESLEY INCOME FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.

TOTAL INVESTMENT RETURNS: 12/31/76-12/31/96
-----------------------------------------------------------------
                           WELLESLEY INCOME FUND       COMPOSITE*
FISCAL              CAPITAL       INCOME      TOTAL       TOTAL
YEAR                 RETURN       RETURN     RETURN      RETURN
-----------------------------------------------------------------
1977                  -3.4%         7.7%       4.3%       -0.8%
1978                  -4.6          8.2        3.6         2.2
1979                  -2.6          8.8        6.2         3.5
1980                   0.9         11.0       11.9         9.4
1981                  -3.1         11.8        8.7        -1.7
1982                  10.1         13.2       23.3        36.3
1983                   7.1         11.5       18.6        13.2
1984                   4.9         11.7       16.6        13.8
1985                  16.0         11.4       27.4        29.4
1986                   9.2          9.1       18.3        19.9
1987                  -8.1          6.2       -1.9         2.5
1988                   4.7          8.9       13.6        13.7
1989                  11.8          9.1       20.9        21.0
1990                  -4.3          8.1        3.8         2.5
1991                  12.9          8.7       21.6        20.5
1992                   1.6          7.1        8.7         9.2
1993                   8.2          6.4       14.6        14.6
1994                 -10.2          5.8       -4.4        -4.6
1995                  21.6          7.3       28.9        30.7
1996                   3.3          6.1        9.4         6.8
-----------------------------------------------------------------

*65% Lehman Long-Term Corporate Bond Index and 35% S&P 500 Index through
 December 31, 1985; 65% Lehman Long-Term Corporate AA or Better Bond Index, 26% S&P/BARRA Value Index, and 9% S&P Utility Index thereafter.

See Financial Highlights table on page 20 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: 12/31/86-12/31/96
----------------------------------------------
Wellesley Income Fund
Lipper Income
65% Lehm LT Corp AA+/35%
S&P Blend Corp. AA or Better
        10000   10000   10000   10000   1986   12
        10379   10586   10660   10203   1987   03
        10121   10459   10553   9840    1987   06
        9974    10402   10345   9230    1987   09
1987    9808    9957    10252   10050   1987   12
        10345   10513   10832   10499   1988   03
        10700   10829   11166   10592   1988   06
        11007   11018   11406   10863   1988   09
1988    11143   11159   11657   11049   1988   12
        11524   11514   12038   11170   1989   03
        12534   12252   13232   12279   1989   06
        12973   12720   13681   12371   1989   09
1989    13476   12939   14100   12765   1989   12
        13202   12433   13711   12493   1990   03
        13563   12941   14177   13015   1990   06
        13057   12187   13541   12892   1990   09
1990    13982   12748   14449   13648   1990   12
        14725   13712   15346   14223   1991   03
        14877   13957   15438   14406   1991   06
        15898   14952   16453   15454   1991   09
1991    16998   15674   17414   16406   1991   12
        16416   15640   17089   16116   1992   03
        17287   16180   17886   16813   1992   06
        18251   16808   18667   17647   1992   09
1992    18472   17049   19017   17830   1992   12
        19734   17928   20298   18755   1993   03
        20337   18545   20958   19419   1993   06
        21365   18979   21977   20283   1993   09
1993    21179   19124   21790   20140   1993   12
        20232   18536   20797   19217   1994   03
        20161   18703   20524   18753   1994   06
        20321   18928   20663   18741   1994   09
1994    20239   18565   20796   18981   1994   12
        21690   19670   22365   20265   1995   03
        23534   21041   24317   22068   1995   06
        24527   21841   25468   22636   1995   09
1995    26090   22587   27175   24050   1995   12
        25767   23301   26680   22936   1996   03
        26031   24020   26985   22992   1996   06
        26784   24222   27424   23413   1996   09
1996    28548   25184   29014   24397   1996   12


--------------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURNS
                                PERIODS ENDED DECEMBER 31, 1996
                                -------------------------------      FINAL VALUE OF A
                                 1 YEAR     5 YEARS    10 YEARS     $10,000 INVESTMENT
--------------------------------------------------------------------------------------
WELLESLEY INCOME FUND              9.42%      10.93%      11.06%         $28,548
AVERAGE INCOME FUND               11.50        9.95        9.68           25,184
COMPOSITE INDEX*                   6.77       10.75       11.24           29,014
LEHMAN LONG-TERM CORPORATE
    AA OR BETTER BOND INDEX        1.44        8.26        9.33           24,397
--------------------------------------------------------------------------------------

*65% Lehman Long-Term Corporate AA or Better Bond Index, 26% S&P/BARRA Value
 Index, and 9% S&P Utility Index.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96
--------------------------------------------------------------------------------------
                                                                       10 YEARS
                             INCEPTION                         -----------------------
                               DATE       1 YEAR    5 YEARS    CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------------
Wellesley Income Fund         7/1/70      9.42%     10.93%      3.73%   7.33%   11.06%
--------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
DECEMBER 31, 1996

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.


-----------------------------------------------------------------------------
                                                       FACE            MARKET
                                                     AMOUNT            VALUE*
WELLESLEY INCOME FUND                                 (000)             (000)
-----------------------------------------------------------------------------
CORPORATE BONDS (39.5%)
-----------------------------------------------------------------------------
ASSET-BACKED SECURITY (0.3%)
NationsBank Credit Card Trust
    6.00%, 12/15/05                               $  20,000         $  19,319
                                                                    ---------

FINANCE (10.0%)
Allstate Corp.
    7.50%, 6/15/13                                   20,000            20,295
Banc One Corp.
    7.75%, 7/15/25                                   30,000            30,636
BankBoston Corp.
    6.625%, 12/1/05                                  15,000            14,532
    6.875%, 7/15/03                                  15,000            14,832
Boatmen's Bancshares Inc.
    7.625%, 10/1/04                                  10,000            10,264
Citicorp
    MTN 6.65%, 12/15/10                              25,000            23,989
    7.125%, 9/1/05                                   15,000            15,116
    7.625%, 5/1/05                                   10,000            10,342
Comerica Bank
    7.125%, 12/1/13                                  15,000            14,377
CoreStates Capital
    6.625%, 3/15/05                                  20,000            19,448
Fifth Third Bancorp
    6.75%, 7/15/05                                   25,000            24,537
First Bank N.A.
    7.55%, 6/15/04                                    8,000             8,233
First Bank System
    6.625%, 5/15/03                                  10,000             9,801
    7.625%, 5/1/05                                    7,500             7,728
First Chicago Corp.
    7.625%, 1/15/03                                  15,000            15,626
First Union Corp.
    6.00%, 10/30/08                                  15,000            13,635
    7.50%, 4/15/35                                   11,000            11,499
Fleet Financial Group
    6.875%, 3/1/03                                   30,000            30,078
General Electric Capital Corp.
    8.125%, 5/15/12                                  10,000            11,055
General Electric Global Insurance
    Holdings Corp.
    7.00%, 2/15/26                                   25,000            24,076
General Motors Acceptance Corp.
    7.00%, 9/15/02                                   30,000            30,276
J.P. Morgan & Co., Inc.
    5.75%, 10/15/08                                  20,000            17,864
    6.25%, 1/15/09                                   20,000            18,560
MBIA Inc.
    7.00%, 12/15/25                                  10,000             9,505
NBD Bank N.A.
    6.25%, 8/15/03                                   20,000            19,193
National City Bank Pennsylvania
    7.25%, 10/21/11                                  22,000            21,855
National City Cleveland Bank
    6.50%, 5/1/03                                    10,000             9,687
National City Corp.
    7.20%, 5/15/05                                   20,000            20,094
NationsBank Corp.
    7.25%, 10/15/25                                  20,000            19,221
    7.75%, 8/15/04                                   20,000            20,886
Norwest Financial Corp.
    7.95%, 5/15/02                                   10,000            10,544
Republic New York Corp.
    5.875%, 10/15/08                                 15,000            13,568

-----------------------------------------------------------------------------
                                                       FACE            MARKET
                                                     AMOUNT            VALUE*
WELLESLEY INCOME FUND                                 (000)             (000)
-----------------------------------------------------------------------------
Suntrust Banks
    6.00%, 2/15/26                                $  25,000         $  23,507
    6.125%, 2/15/04                                  20,000            19,115
    7.375%, 7/1/02                                   16,000            16,519
Texaco Capital
    8.625%, 4/1/32                                   30,000            34,606
Wachovia Corp.
    6.375%, 4/15/03                                  20,000            19,669
    6.605%, 10/1/25                                  30,000            29,767
Wells Fargo & Co.
    6.125%, 11/1/03                                  15,000            14,386
                                                                    ---------
                                                                      698,921
                                                                    ---------

INDUSTRIAL (14.0%)
Air Products & Chemicals, Inc.
    7.375%, 5/1/05                                   15,000            15,470
    8.75%, 4/15/21                                   12,550            14,422
Amoco Canada Petroleum Co.
    6.75%, 9/1/23                                    25,000            22,538
Bristol-Myers Squibb
    6.80%, 11/15/26                                  15,000            14,564
Browning-Ferris Industries, Inc.
    6.375%, 1/15/08                                  15,000            14,208
    7.40%, 9/15/35                                   30,000            29,129
Burlington Northern Santa Fe Corp.
    6.375%, 12/15/05                                 12,500            11,977
CPC International, Inc.
    6.15%, 1/15/06                                   20,000            18,976
    7.25%, 12/15/26                                  13,000            12,869
The Coca-Cola Co.
    6.00%, 7/15/03                                   10,000             9,657
The Walt Disney Co.
    6.75%, 3/30/06                                   15,000            14,854
E.I. du Pont de Nemours & Co.
    8.25%, 1/15/22                                   30,000            31,553
Eastman Chemical Co.
    7.25%, 1/15/24                                   25,000            24,299
Eaton Corp.
    6.50%, 6/1/25                                    10,000             9,734
    7.625%, 4/1/24                                   10,000            10,080
Ford Motor Co.
    8.875%, 1/15/22                                  20,000            23,102
General Electric Capital Services
    7.50%, 8/21/35                                   14,000            14,538
General Motors Corp.
    7.40%, 9/1/25                                    20,000            19,779
    9.40%, 7/15/21                                   20,000            24,147
Georgia Pacific Corp.
    8.625%, 4/30/25                                  10,000            10,331
    9.125%, 7/1/22                                   10,000            10,525
    9.50%, 5/15/22                                   10,000            10,819
Gillette Co.
    5.75%, 10/15/05                                  20,000            18,599
    6.25%, 8/15/03                                   10,000             9,779
Hubbell Inc.
    6.625%, 10/1/05                                  10,000             9,838
International Business
    Machines Corp.
    7.00%, 10/30/25                                  25,000            23,917
International Paper Co.
    7.625%, 1/15/07                                  15,000            15,588
Johnson & Johnson
    6.73%, 11/15/23                                  20,000            19,030
Johnson Controls
    8.20%, 6/15/24                                    6,000             6,260
Eli Lilly & Co.
    7.125%, 6/1/25                                   40,000            39,668
Lockheed Corp.
    6.75%, 3/15/03                                    7,000             6,975
McDonald's Corp.
    7.05%, 11/15/25                                  23,300            22,375
    7.375%, 7/15/33                                   8,500             8,438
Merck & Co.
    6.30%, 1/1/26                                    30,000            26,820
Mobil Corp.
    8.625%, 8/15/21                                  20,000            23,409
Monsanto Co.
    8.20%, 4/15/25                                   20,000            20,571
Motorola Inc.
    7.50%, 5/15/25                                   40,000            41,351
News America Holdings
    8.00%, 10/17/16                                  25,000            24,743
New York Times
    8.25%, 3/15/25                                   26,000            27,330
Northrop-Grumman
    9.375%, 10/15/24                                 15,000            16,583
Philips Electronics NV
    7.75%, 5/15/25                                   18,275            18,497
Phillips Petroleum Co.
    9.375%, 2/15/11                                  10,000            11,944
PPG Industries, Inc.
    9.00%, 5/1/21                                    15,000            17,854
Praxair Inc.
    6.75%, 3/1/03                                    25,000            24,972
Procter & Gamble ESOP
    9.36%, 1/1/21                                    30,000            36,432
Raytheon Co.
    7.375%, 7/15/25                                  25,000            23,974
Rohm & Haas Co.
    9.80%, 4/15/20                                   10,000            12,148
Tribune Co.
    6.875%, 11/1/06                                  20,000            19,847
Union Pacific Corp.
    7.00%, 2/1/16                                    20,000            19,006
United Parcel Service
    8.375%, 4/1/20                                   10,000            11,311
Weyerhaeuser Co.
    8.50%, 1/15/25                                   10,000            11,180
Whirlpool Corp.
    9.00%, 3/1/03                                    10,000            11,053
Witco Chemical Corp.
    6.875%, 2/1/26                                   15,000            13,923
Worthington Industries Inc.
    7.125%, 5/15/06                                  20,000            20,246
                                                                    ---------
                                                                      981,232
                                                                    ---------

UTILITIES (15.2%)
Arizona Public Service Co.
    6.625%, 3/1/04                                   10,000             9,713
AT&T Corp.
    7.125%, 1/15/02                                  30,000            30,579
    8.625%, 12/1/31                                  40,000            42,355

-----------------------------------------------------------------------------
                                                       FACE            MARKET
                                                     AMOUNT            VALUE*
                                                      (000)             (000)
-----------------------------------------------------------------------------
Baltimore Gas & Electric
    7.25%, 7/1/02                                  $ 15,000          $ 15,353
    8.375%, 8/15/01                                  10,000            10,710
BellSouth Telecommunications
    6.25%, 5/15/03                                   12,000            11,759
    7.00%, 10/1/25                                   10,000             9,873
    8.25%, 7/1/32                                    35,000            37,073
Carolina Power & Light Co.
    6.875%, 8/15/23                                  10,000             9,230
Chesapeake & Potomac
    Telephone Co., MD
    7.15%, 5/1/23                                    20,000            19,326
Chesapeake & Potomac
    Telephone Co., VA
    7.875%, 1/15/22                                  15,000            15,964
Cincinnati Gas & Electric Co.
    6.90%, 6/1/25                                     9,500             9,546
    7.20%, 10/1/23                                   15,100            14,193
Coastal Corp.
    7.75%, 10/15/35                                  10,000            10,181
    8.125%, 9/15/02                                  10,000            10,577
    9.75%, 8/1/03                                    11,275            12,815
    10.00%, 2/1/01                                   20,000            22,190
Commonwealth Edison Co.
    7.375%, 9/15/02                                  10,000            10,144
Consolidated Edison Co. of NY
    6.375%, 4/1/03                                   20,000            19,611
Duke Power Co.
    7.00%, 7/1/33                                    30,000            27,811
El Paso Natural Gas
    7.50%, 11/15/26                                  17,815            17,827
Enron Corp.
    6.875%, 10/15/07                                 20,000            19,792
    7.00%, 8/15/23                                   10,000             9,125
Florida Power & Light Co.
    5.375%, 4/1/00                                   12,500            12,118
GTE Florida, Inc.
    6.31%, 12/15/02                                  20,000            19,670
GTE Southwest, Inc.
    6.00%, 1/15/06                                   10,000             9,388
Houston Lighting & Power Co.
    7.50%, 7/1/23                                    20,000            19,543
Illinois Bell Telephone Co.
    6.625%, 2/1/25                                   13,575            12,275
    7.25%, 3/15/24                                   20,000            19,552
Illinois Power Co.
    6.50%, 8/1/03                                    10,000             9,652
Indiana Bell Telephone Co.
    7.30%, 8/15/26                                   20,000            20,297
Iowa-Illinois Gas & Electric Co.
    6.95%, 10/15/25                                   5,000             4,606
Kentucky Utilities
    7.92%, 5/15/07                                    5,000             5,333
MCI Communications Corp.
    7.50%, 8/20/04                                   15,000            15,550
Michigan Bell Telephone Co.
    7.50%, 2/15/23                                   35,000            34,748
New Jersey Bell Telephone Co.
    8.00%, 6/1/22                                    35,000            37,804
New York Telephone Co.
    6.50%, 3/1/05                                    30,000            29,218
Northern States Power Co.
    6.375%, 4/1/03                                    8,000             7,800
    7.125%, 7/1/25                                   30,000            29,331
Ohio Bell Telephone Co.
    6.125%, 5/15/03                                  15,000            14,519
Oklahoma Gas & Electric Co.
    7.30%, 10/15/25                                  15,000            14,306
Pacific Bell Telephone Co.
    7.125%, 3/15/26                                  25,000            24,344
Pacific Gas & Electric Co.
    8.25%, 11/1/22                                   25,000            26,020
PacifiCorp
    MTN 6.625%, 6/1/07                               10,000             9,688
    6.71%, 1/15/26                                   10,000             9,132
PECO Energy Corp.
    6.50%, 5/1/03                                    30,000            29,365
Pennsylvania Power & Light Co.
    6.50%, 4/1/05                                    15,000            14,469
    6.75%, 10/1/23                                    9,000             8,060
Southern California Edison Co.
    6.25%, 6/15/03                                    6,050             5,876
Southern California Gas Co.
    6.875%, 11/1/25                                  15,000            13,663
Southwestern Bell Telephone Co.
    7.20%, 10/15/26                                  32,500            31,403
    7.25%, 7/15/25                                   37,500            36,431
Southwestern Public Service Co.
    7.25%, 7/15/04                                   10,000            10,160
    8.20%, 12/1/22                                   12,500            13,134
Texas Utilities Co.
    6.75%, 7/1/05                                    10,000             9,778
    8.00%, 6/1/02                                    10,000            10,520
    9.75%, 5/1/21                                    13,500            15,279
Union Electric Co.
    6.875%, 8/1/04                                   10,000            10,050
U S WEST Communications Group
    7.50%, 6/15/23                                   45,000            43,529
Virginia Electric & Power Co.
    6.00%, 8/1/02                                    10,000             9,637
    6.75%, 10/1/23                                   20,000            18,291
Wisconsin Public Service Co.
    7.30%, 10/1/02                                    6,700             6,885
                                                                    ---------
                                                                    1,067,171
                                                                    ---------
-----------------------------------------------------------------------------
TOTAL CORPORATE BONDS
    (COST $2,762,936)                                               2,766,643
-----------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR DENOMINATED) (4.1%)
-----------------------------------------------------------------------------
ABN Amro Bank NV
    (Chicago Branch)
    7.55%, 6/28/06                                   25,000            25,884
BHP Finance USA
    6.69%, 3/1/06                                    20,000            19,555
Credit National
    7.00%, 11/14/05                                  15,000            14,445
Husky Oil Ltd.
    7.55%, 11/15/16                                  20,000            20,031
Italy Global Bond
    6.875%, 9/27/23                                  35,000            33,284
Province of British Columbia
    6.50%, 1/15/26                                   30,000            27,753

-----------------------------------------------------------------------------
                                                       FACE            MARKET
                                                     AMOUNT            VALUE*
WELLESLEY INCOME FUND                                 (000)             (000)
-----------------------------------------------------------------------------
Province of Manitoba
    6.125%, 1/19/04                               $   7,000         $   6,764
    8.875%, 9/15/21                                  10,000            11,849
Province of Ontario
    6.00%, 2/21/06                                   25,000            23,781
    7.75%, 6/4/02                                    15,000            15,840
Petro-Canada
    7.875%, 6/15/26                                  11,840            12,458
Province of Quebec
    7.50%, 7/15/23                                   35,000            34,827
Province of Saskatchewan
    8.50%, 7/15/22                                   19,000            21,566
Talisman Energy
    7.125%, 6/1/07                                   20,000            19,858
-----------------------------------------------------------------------------
TOTAL FOREIGN BONDS
    (COST $289,759)                                                   287,895
-----------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS (16.0%)
-----------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (7.5%)
U.S. Treasury Bonds
    7.25%, 5/15/16                                  225,000           237,587
    12.00%, 8/15/13                                 175,000           250,332
U.S. Treasury Note
    5.75%, 8/15/03                                   40,300            39,091
                                                                    ---------
                                                                      527,010
                                                                    ---------

MORTGAGE-BACKED SECURITIES (8.5%)
Government National
    Mortgage Assn.
    6.50%, 6/15/08-8/15/24                          452,507           435,185
    7.00%, 4/15/17-10/15/23                          86,859            85,656
    7.50%, 1/15/23-3/15/26                           72,586            72,873
                                                                    ---------
                                                                      593,714
                                                                    ---------
-----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
    (COST $1,085,766)                                               1,120,724
-----------------------------------------------------------------------------
                                                     SHARES
-----------------------------------------------------------------------------
COMMON STOCKS (37.5%)
-----------------------------------------------------------------------------
BASIC MATERIALS (3.9%)
    Dow Chemical Co.                                680,000            53,295
    E.I. du Pont de Nemours & Co.                   286,200            27,010
    Kimberly-Clark Corp.                            770,000            73,343
    Reynolds Metals Co.                             219,432            12,370
    Union Camp Corp.                                800,900            38,243
    Weyerhaeuser Co.                                800,000            37,900
    Witco Chemical Corp.                          1,011,400            30,848
                                                                    ---------
                                                                      273,009
                                                                    ---------

CAPITAL GOODS & CONSTRUCTION (0.4%)
    Cooper Industries, Inc.                         660,000            27,802
                                                                    ---------

CONSUMER CYCLICAL (3.0%)
    Chrysler Corp.                                1,516,200            50,035
    Ford Motor Co.                                2,631,000            83,863
    J.C. Penney Co., Inc.                         1,612,600            78,614
                                                                    ---------
                                                                      212,512
                                                                    ---------

CONSUMER STAPLES (1.7%)
    American Brands, Inc.                           890,000            44,166
    Flowers Industries, Inc.                      1,934,400            41,590
    Universal Corp.                               1,109,600            35,646
                                                                    ---------
                                                                      121,402
                                                                    ---------

ENERGY (5.9%)
    Amoco Corp.                                   1,285,000           103,442
    Atlantic Richfield Co.                          518,000            68,635
    Exxon Corp.                                     200,000            19,600
    Metrogas ADS                                    330,000             3,094
    Questar Corp.                                   570,000            20,948
    Royal Dutch Petroleum Co. ADR                   459,500            78,460
    Sun Co., Inc.                                   224,333             5,468
    Texaco, Inc.                                    654,200            64,193
    USX-Marathon Group                            1,922,000            45,888
                                                                    ---------
                                                                      409,728
                                                                    ---------

FINANCIAL (10.6%)
    BankAmerica Corp.                               730,000            72,817
    Bay Apartment Communities,
      Inc. REIT                                     578,600            20,830
    Boatmen's Bancshares, Inc.                      914,000            58,839
(1) CBL & Associates Properties,
      Inc. REIT                                   1,050,400            27,179
(1) Colonial Properties REIT                        958,800            29,124
    CoreStates Financial Corp.                    1,189,200            61,690
    Equity Residential Properties
    Trust REIT                                       84,800             3,498
    First Union Corp.                             1,603,200           118,637
    General Growth Properties REIT                  702,600            22,659
    Home Properties of
      New York REIT                                 157,000             3,532
    IPC Holdings Ltd.                               785,300            17,571
    JP Realty Inc. REIT                             500,000            12,937
    Keycorp                                       2,129,050           107,517
    The Macerich Co. REIT                           817,000            21,344
    National City Corp.                           1,000,000            44,875
    Nationwide Health
      Properties, Inc.                              363,200             8,808
    Paragon Group, Inc. REIT                        104,800             1,860
    PNC Bank Corp.                                1,506,800            56,693
    Roc Communities, Inc. REIT                      482,600            13,392
    Sun Communities, Inc. REIT                      320,600            11,061
    Town & Country Trust REIT                       714,000            10,442
    Urban Shopping Centers REIT                     617,000            17,893
                                                                    ---------
                                                                      743,198
                                                                    ---------

HEALTH CARE (2.2%)
    Baxter International, Inc.                      617,600            25,322
    Bristol-Myers Squibb Co.                      1,001,000           108,859
    Pharmacia & Upjohn, Inc.                        450,000            17,831
                                                                    ---------
                                                                      152,012
                                                                    ---------

UTILITIES (8.9%)
    AT&T Corp.                                    1,000,000            43,500
#   AT&T Corp.                                      245,400            10,245
    Bell Atlantic Corp.                             300,000            19,425
    BellSouth Corp.                                 422,000            17,038
    Central & South West Corp.                    1,368,500            35,068
    Consolidated Edison Co. of
      New York                                      527,400            15,426
    DQE Inc.                                      1,207,050            35,004
    DTE Energy Co.                                1,238,200            40,087
    Edison International                          1,266,000            25,162
    Equitable Resources, Inc.                     1,105,000            32,874
    GPU, Inc.                                       847,400            28,494
    GTE Corp.                                     1,227,700            55,860

-----------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
                                                    SHARES              (000)
-----------------------------------------------------------------------------
    New England Electric System                     379,000            13,218
    NICOR, Inc.                                     572,300            20,460
    NYNEX Corp.                                   1,511,772            72,754
    Pacific Gas & Electric Co.                    1,408,600            29,581
    PacifiCorp                                    2,017,400            41,357
    PECO Energy Corp.                               496,200            12,529
    Rochester Gas & Electric Corp.                  531,600            10,167
    Southern Co.                                  1,200,000            27,150
    Unicom Corp.                                    967,207            26,235
    U S WEST
      Communications Group                          405,000            13,061
                                                                    ---------
                                                                      624,695
                                                                    ---------

MISCELLANEOUS (0.9%)
    Minnesota Mining &
      Manufacturing Co.                             777,700            64,452
                                                                    ---------
-----------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $1,927,218)                                               2,628,810
-----------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.5%)
-----------------------------------------------------------------------------
    H.F. Ahmanson 6.00%                             450,000            31,050
    Salomon Inc. 7.625%                             262,900             7,887
-----------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
    (COST $29,634)                                                     38,937
-----------------------------------------------------------------------------

                                                       FACE
                                                     AMOUNT
                                                      (000)
-----------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.5%)
-----------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S.Government
    Obligations in a Pooled
    Cash Account
    6.39%, 1/2/97
    (COST $179,088)                                $179,088           179,088
-----------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
    (COST $6,274,401)                                               7,022,097
-----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
-----------------------------------------------------------------------------

Other Assets--Notes C and F                                           163,047
Liabilities--Note F                                                  (172,422)
                                                                    ---------
                                                                       (9,375)
-----------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------
Applicable to 341,976,236 outstanding
    $.10 par value shares
    (authorized 450,000,000 shares)                                $7,012,722
=============================================================================

NET ASSET VALUE PER SHARE                                              $20.51
=============================================================================

*   See Note A in Notes to Financial Statements.
# Non-Income Producing Security. Security purchased on a when-issued or delayed delivery basis for which the Fund has not taken delivery as of December 31, 1996.
(1) Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company.
ADR--American Depository Receipt.
ADS--American Depository Share.
MTN--Medium-Term Note.
REIT--Real Estate Investment Trust.

-----------------------------------------------------------------------------
                                                     AMOUNT               PER
                                                      (000)             SHARE
-----------------------------------------------------------------------------
AT DECEMBER 31, 1996, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------

Paid in Capital                                  $6,166,680            $18.03
Undistributed Net
    Investment Income                                12,026               .04
Accumulated Net
    Realized Gains                                   86,320               .25
Unrealized Appreciation--
    Note E                                          747,696              2.19
-----------------------------------------------------------------------------
NET ASSETS                                       $7,012,722            $20.51
=============================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

----------------------------------------------------------------------------------------------------------
                                                                                     WELLESLEY INCOME FUND
                                                                              YEAR ENDED DECEMBER 31, 1996
                                                                                                     (000)
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Dividends                                                                                    $116,424
     Interest                                                                                      307,821
                                                                                                  --------
          Total Income                                                                             424,245
                                                                                                  --------
EXPENSES
     Investment Advisory Fee--Note B                                                                 3,606
     The Vanguard Group--Note C
          Management and Administrative                                                             15,368
          Marketing and Distribution                                                                 1,383
     Taxes (other than income taxes)                                                                   486
     Custodian Fees                                                                                    209
     Auditing Fees                                                                                      15
     Shareholders' Reports                                                                             315
     Annual Meeting and Proxy Costs                                                                     94
     Directors' Fees and Expenses                                                                       22
                                                                                                  --------
          Total Expenses                                                                            21,498
          Expenses Paid Indirectly--Note C                                                            (344)
                                                                                                  --------
          Net Expenses                                                                              21,154
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                              403,091
----------------------------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                                                    258,042
----------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES                          (41,888)
----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              $619,245
==========================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------------------------------
                                                                                        WELLESLEY INCOME FUND
                                                                                       YEAR ENDED DECEMBER 31,
                                                                                     ----------------------------
                                                                                            1996             1995
                                                                                           (000)            (000)
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
     Net Investment Income                                                           $   403,091      $   382,105
     Realized Net Gain                                                                   258,042          141,798
     Change in Unrealized Appreciation (Depreciation)                                    (41,888)       1,096,772
                                                                                     ----------------------------
          Net Increase in Net Assets Resulting from Operations                           619,245        1,620,675
                                                                                     ----------------------------
DISTRIBUTIONS
     Net Investment Income                                                              (398,277)        (383,294)
     Realized Capital Gain                                                              (202,715)         (95,611)
                                                                                     ----------------------------
          Total Distributions                                                           (600,992)        (478,905)
                                                                                     ----------------------------
NET EQUALIZATION CREDITS (CHARGES)--Note A                                                (4,740)              71
                                                                                     ----------------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                                                              912,255          963,895
     Issued in Lieu of Cash Distributions                                                519,028          409,690
     Redeemed                                                                         (1,612,810)      (1,015,317)
                                                                                     ----------------------------
          Net Increase (Decrease) from Capital Share Transactions                       (181,527)         358,268
-----------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease)                                                          (168,014)       1,500,109
-----------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Year                                                                 7,180,736        5,680,627
                                                                                     ----------------------------
     End of Year                                                                      $7,012,722       $7,180,736
=================================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                                                               45,503           51,153
     Issued in Lieu of Cash Distributions                                                 25,898           21,137
     Redeemed                                                                            (80,687)         (54,185)
                                                                                     ----------------------------
          Net Increase (Decrease) in Shares Outstanding                                   (9,286)          18,105
=================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

     The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

------------------------------------------------------------------------------------------------------------------------
                                                                                   WELLESLEY INCOME FUND
                                                                                  YEAR ENDED DECEMBER 31,
                                                                   -----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                         1996       1995        1994        1993        1992
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                 $20.44     $17.05      $19.24      $18.16      $18.08
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                           1.17       1.13        1.11        1.14        1.21
     Net Realized and Unrealized Gain (Loss) on Investments           .66       3.68       (1.95)       1.48         .29
                                                                   -----------------------------------------------------
          Total from Investment Operations                           1.83       4.81        (.84)       2.62        1.50
                                                                   -----------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                           (1.16)     (1.14)      (1.11)      (1.14)      (1.21)
     Distributions from Realized Capital Gains                       (.60)      (.28)       (.24)       (.40)       (.21)
                                                                   -----------------------------------------------------
          Total Distributions                                       (1.76)     (1.42)      (1.35)      (1.54)      (1.42)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                       $20.51     $20.44      $17.05      $19.24      $18.16
========================================================================================================================

TOTAL RETURN                                                        9.42%     28.91%      -4.44%      14.65%       8.67%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Year (Millions)                            $7,013     $7,181      $5,681      $6,011      $3,178
     Ratio of Total Expenses to Average Net Assets                  0.31%      0.35%       0.34%       0.33%       0.35%
     Ratio of Net Investment Income to Average Net Assets           5.74%      5.96%       6.16%       5.79%       6.50%
     Portfolio Turnover Rate                                          26%        32%         32%         21%         21%
     Average Commission Rate Paid                                  $.0334        N/A         N/A         N/A         N/A
------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard/Wellesley Income Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. Certain of the Fund's investments are in long-term corporate debt instruments; the issuers' abilities to meet these obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value.

    2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. EQUALIZATION: The Fund follows the accounting practice known as "equalization," under which a portion of the price of capital shares issued and redeemed, equivalent to undistributed net investment income per share on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed income per share is unaffected by capital share transactions.

    4. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

    6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a contract that expires March 31, 1998, the Fund pays Wellington Management Company, LLP an investment advisory fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 1996, the advisory fee represented an effective annual basic rate of 0.05% of the Fund's average net assets after giving effect to a fee waiver of $342,000 for the period January 1, 1996, to March 31, 1996.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At December 31, 1996, the Fund had contributed capital of $641,000 to Vanguard (included in Other Assets), representing 3.2% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

    Vanguard has asked the Fund's investment adviser to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund's administrative expenses. For the year ended December 31, 1996, these arrangements reduced the Fund's expenses by $344,000.

D. During the year ended December 31, 1996, the Fund purchased $1,163,774,000 of investment securities and sold $1,425,499,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $621,608,000 and $663,194,000, respectively.

E. At December 31, 1996, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $747,696,000, consisting of unrealized gains of $834,431,000 on securities that had risen in value since their purchase and $86,735,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to broker/dealers at December 31, 1996, was $52,790,000, for which the Fund held cash collateral of $54,427,000.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and
Board of Directors of
Vanguard/Wellesley Income Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard/Wellesley Income Fund (the "Fund") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and, with respect to unsettled securities transactions, the application of alternative auditing procedures, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 31, 1997

SPECIAL 1996 TAX INFORMATION (UNAUDITED)
VANGUARD/WELLESLEY INCOME FUND

This information for the fiscal year ended December 31, 1996, is included pursuant to provisions of the Internal Revenue Code.

  The Fund designates $225,067,000 as capital gain dividends (from net long-term capital gains), of which $171,684,000 was distributed to shareholders in December 1996 and $53,383,000 will be distributed in March 1997.

  For corporate shareholders, 25.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.


All comparative mutual fund data are from Lipper Analytical Services, Inc. or Morningstar unless otherwise noted.

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
         and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
         Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer Inc.;
         Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
         Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massa-chusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
         American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
         University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
         NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
         Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
         Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
         Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President,
         Information Technology.

JAMES H. GATELY, Senior Vice President,
         Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
         Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President,
         Institutional.

RALPH K. PACKARD, Senior Vice President and
         Chief Financial Officer.

[VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

VGOnline@aol.com  http://www.vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1996 Vanguard Marketing Corporation, Distributor

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS


GROWTH AND INCOME FUNDS
  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Quantitative Portfolios
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS
  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS
  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS
  Vanguard International Growth Portfolio
  Vanguard/Trustees' Equity-International
    Portfolio

INDEX FUNDS
  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
  Vanguard Money Market Reserves
  Vanguard Treasury Money Market Portfolio
  Vanguard Admiral Funds

INCOME FUNDS
  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)

Q270-12/96



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